UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2014

AMERICAN HOMES 4 RENT

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36013	46-1229660
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

30601 Agoura Road, Suite 200 Agoura Hills, California	91301
(Address of Principal Executive Offices)	(Zip Code)

(805) 413-5300

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	The Company held its annual meeting of shareholders on Thursday, May 8, 2014 in Agoura Hills, California.

(b)	The shareholders elected all of the Company’s nominees for trustee and ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. These proposals are described in detail in our proxy statement for our Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 26, 2014. The final results for the votes for each proposal are set forth below:

Election of Trustees:

Name	Votes For	Withheld	Broker Non-Votes
B. Wayne Hughes	147,981,101	1,820,919	18,701,878

Dann V. Angeloff	149,563,072	238,948	18,701,878

Matthew J. Hart	149,582,619	189,401	18,701,878

James H. Kropp	149,592,865	209,155	18,701,878

Lynn Swann	149,593,066	208,954	18,701,878

Kenneth M. Woolley	149,623,619	178,401	18,701,878

David P. Singelyn	149,128,258	673,762	18,701,878

John Corrigan	148,059,432	1,742,588	18,701,878

Ratification of BDO USA, LLP:

Votes For	Votes Against	Abstain	Broker Non-Votes
168,319,443	146,792	37,663	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HOMES 4 RENT

Date: May 12, 2014	By:	/s/ Stephanie Heim
Stephanie Heim
Vice President